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EXHIBIT 3.1

                          [Front of Stock Certificate]
                Not Valid Unless Countersigned by Transfer Agent
                  Incorporated Under the Laws of the State of
                                    Colorado

                                IMAGENETIX, INC.
Number                                                 Shares

                                          CUSIP No. 45245X 10 7
                   Authorized Common Stock: 50,000,000 Shares
                                Par Value: $.001

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

                       Shares of IMAGENETIX, INC. Common Stock
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
/s/ Debra L. Spencer                                   /s/ William Spencer
Secretary/Treasurer            IMAGENETIX, INC.        President
                                  CORPORATE
                                    SEAL
                                  COLORADO

                             [Back of Stock Certificate]
NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM   as tenants in common     UNI GIFT MIN ACT . . . . . . . Custodian . . . . . . .
TEN ENT   as tenants by the entireties                 (Cust)                   (Minor)
JT TEN    as joint tenants with right of               under Uniform Gifts to Minors
          survivorship and not as                      Act. . . . . . . . . . . . . . . .
          tenants in common                              (State)
               Additional abbreviations may also be used though not in the above list.

     For Value Received, ________________ Hereby sell, assign and transfer unto


Please insert social security or other
  identifying number of assignee

________________________________________________________________________________
  Please print or typewrite name and address, including zip code, of assignee)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________ Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint _________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

               Notice: The signature of this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever